UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 11, 2007

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

    Nevada                     000-21430                 88-0296885
(State or other              (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


2901 Las Vegas Boulevard South
Las Vegas, Nevada                                                 89109
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone number, including area code (702) 794-9527

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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     On June 11, 2007, we issued a press release reporting that we obtained $245 million of new senior secured credit facilities, which replaced our 11% Senior Secured Notes and our five-year senior secured credit facility from 2002. A copy of the press release is included in Exhibit 99.1 hereto. We will report additional information regarding the new credit facilities in a Form 8-K to be filed on or before June 14, 2007.

     The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as and when expressly set forth by such specific reference in such filing.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

       (a) Not applicable.
       (b) Not applicable.
       (c) Not applicable.
       (d) Exhibits:

Exhibit 99 Riviera Holdings Corporation Press Release dated June 11, 2007

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: June 11, 2007                RIVIERA HOLDINGS CORPORATION




                                      By: /s/ Mark Lefever
                                      Mark Lefever
                                      Treasurer and Chief Financial Officer